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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  JULY 12, 2001



                             STEINER LEISURE LIMITED
               (Exact Name of Registrant as Specified in Charter)



 COMMONWEALTH OF THE BAHAMAS            0-28972                 98-0164731
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)




      SUITE 104A, SAFFREY SQUARE
         NASSAU, THE BAHAMAS                               NOT APPLICABLE
(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (242) 356-0006


                                       N/A

          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On July 12, 2001, Steiner Leisure Limited (Nasdaq: STNR) ("Steiner"), through a wholly owned subsidiary, purchased substantially all of the assets (the "Greenhouse Assets") of each of Birmingham Day Spa, LLC, 57th Street Day Spa, LLC, GH Day Spas, Inc. and GH Day Spa Second Street, LLC, and substantially all of the intellectual property owned by The Greenhouse Spa, Inc., which assets, collectively, constitute a chain of eleven luxury day spas located at various locations within the United States, including New York City, Beverly Hills, Greenwich, Connecticut and Troy, Michigan (the "Acquisition"). The Acquisition was consummated pursuant to that certain Asset Purchase Agreement dated April 30, 2001 (the "Agreement"), as amended by that certain Amendment No. 1 on June 1, 2001 (the "Amendment"). The Agreement and the Amendment are included as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated herein by reference.

             Steiner paid $24.8 million in cash and $3.0 million in Steiner common shares for the Greenhouse Assets. In addition, $3.0 million of, and 200,000 options in, Steiner common shares can be earned by the sellers if certain EBITDA thresholds are obtained. Steiner financed the acquisition through a credit facility entered into with ABN AMRO Bank, N.A. and working capital. The purchase price for the Greenhouse Assets was determined through arms' length negotiation between the parties. Prior to the execution of the Agreement, Steiner had no material relationship with any of the parties thereto.

             Gerald Katzoff, the senior executive of the entities which sold the Greenhouse Assets to Steiner, continues to be involved in the operations of the Greenhouse Day Spas. In addition, Steiner has licensed the right to use the "Greenhouse" name to The Greenhouse Spa, Inc., an entity controlled by Mr. Katzoff's family, which will continue to operate the Greenhouse luxury destination spa in Arlington, Texas, which was excluded from this transaction.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                      (a) To be filed by amendment no later than September 25, 2001.

                      (b) To be filed by amendment no later than September 25, 2001.

                      (c)  Exhibits:

                           2.1 Asset Purchase Agreement, dated April 30, 2001, by and among Greenhouse Day Spa Group, Inc., Birmingham Day Spa, LLC, 57th Street Day Spa, LLC, GH Day Spas, Inc., GH Day Spa Second Street, LLC, TGH, LLC, The Greenhouse Spa, Inc., The Stuart Michael Katzoff Trust u/d/t dated October 9, 1990, Gerald Katzoff, Lydia Katzoff and Stuart Katzoff. The Exhibits and Disclosure Schedules have been omitted for purposes of this filing.

                           2.2 Amendment No. 1, dated June 1, 2001, to the Asset Purchase Agreement, dated April 30, 2001, by and among Greenhouse Day Spa Group, Inc., Birmingham Day Spa, LLC, 57th Street Day Spa, LLC, GH Day Spas, Inc., GH Day Spa Second Street, LLC, TGH, LLC, The Greenhouse Spa, Inc., The Stuart Michael Katzoff Trust u/d/t dated October 9, 1990, Gerald Katzoff, Lydia Katzoff and Stuart Katzoff. The Exhibits have been omitted for purposes of this filing.

                           99.1 The press release of Steiner, dated April 30, 2001, announcing the agreement to acquire the Greenhouse Assets.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STEINER LEISURE LIMITED

                                      By: /s/ Carl S. St. Philip
                                          --------------------------------------
                                          Carl S. St. Philip,
                                          Vice President-Chief Financial Officer

July 27, 2001






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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
2.1               Asset Purchase Agreement, dated April 30, 2001, by and among
                  Greenhouse Day Spa Group, Inc., Birmingham Day Spa, LLC, 57th
                  Street Day Spa, LLC, GH Day Spas, Inc., GH Day Spa Second
                  Street, LLC, TGH, LLC, The Greenhouse Spa, Inc., The Stuart
                  Michael Katzoff Trust u/d/t dated October 9, 1990, Gerald
                  Katzoff, Lydia Katzoff and Stuart Katzoff. The Exhibits and
                  Disclosure Schedules have been omitted for purposes of this filing.

2.2               Amendment No. 1, dated June 1, 2001, to the Asset Purchase
                  Agreement, dated April 30, 2001, by and among Greenhouse Day
                  Spa Group, Inc., Birmingham Day Spa, LLC, 57th Street Day Spa,
                  LLC, GH Day Spas, Inc., GH Day Spa Second Street, LLC, TGH,
                  LLC, The Greenhouse Spa, Inc., The Stuart Michael Katzoff
                  Trust u/d/t dated October 9, 1990, Gerald Katzoff, Lydia
                  Katzoff and Stuart Katzoff. The Exhibits have been omitted for purposes of this filing.

99.1 The press release of Steiner, dated April 30, 2001, announcing the agreement to acquire the Greenhouse Assets.












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